SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 31, 2011

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On January 6, 2012, American Electric Power Company, Inc. (“AEP”), Ohio Power Company (“OPCo”) and Columbus Southern Power Company  (“CSPCo”)  filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the previously announced merger whereby CSPCo merged with and into OPCo, with OPCo as the surviving entity (the “Merger”), pursuant to the terms of the agreement and plan of merger (the “Agreement”), dated as of December 31, 2011, between CSPCo and OPCo.  This amendment to the Initial Form 8-K amends and supplements Item 9.01 (b) of the Initial Form 8-K to provide the required financial information that was not filed with the Initial Form 8-K and that is permitted to be filed by this amendment. Upon consummation of the Merger, the separate legal existence of CSPCo terminated. Prior to the Merger, each of CSPCo and OPCo was a registrant subsidiary of AEP.

ITEM 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information:

In lieu of filing full pro forma financial statements, this filing incorporates by reference certain retrospectively revised financial statements showing OPCo (including merged results for the previous CSPCo) for all periods from OPCo's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.  The periods presented in the Form 10-K for OPCo (including merged results for the previous CSPCo) and incorporated by reference herein include on an audited basis:

•	Balance Sheets as of December 31, 2011 and 2010
•	Income Statements for the years ended December 31, 2011, 2010 and 2009

For the presentation of OPCo’s financial statements in its 2011 Annual Report on Form 10-K, all prior reported amounts have been recast as if the merger occurred on the first day of the earliest reporting period.  All contracts and operations of CSPCo and its subsidiary are now part of OPCo.  Balance sheet and income statement adjustments were made for consistent presentation between CSPCo’s and OPCo’s prior published documents, elimination of transactions between the two companies and merger transactions for equity.

Balance sheet adjustments included the following:

•	Accounts receivable and payable between CSPCo and OPCo were eliminated.
•	Certain CSPCo line items were collapsed into corresponding OPCo line items as permitted by Regulation S-X.
•	Amounts related to accrued interest on uncertain tax positions were recast based on the classification of the uncertain tax positions of the merged entity.

Income statement adjustments included the following:

•	Sales of power between CSPCo and OPCo were eliminated.
•	Intercompany electric billings, maintenance services and rentals between CSPCo and OPCo were eliminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer

March 9, 2012